First M&F Corp. Investor Information

CONTACT:	JohnG. Copeland
EVP & Chief Financial Officer (662) 289-8594

February 3, 2009

FOR IMMEDIATE RELEASE

First M&F revises earnings, writes off Goodwill

KOSCIUSKO, Miss. - First M&F Corp. (NASDAQ: FMFC) today revised its previously announced preliminary loss for 2009 of $44.048 million attributable to common shareholders, which included $17.047 million in intangible write off, or a negative ($4.86) basic and diluted earnings per share, to a loss of $60.655 million, which includes $33.819 million in intangible write off, or a negative ($6.69) basic and diluted earnings per share.  The revision came after the completion of testing of goodwill for impairment which resulted in the write off of the remaining $16.772 million balance of goodwill.  The fourth quarter impairment comes after a first quarter write off of $17.047 million in goodwill and other intangibles due to impairment for a total write down in 2009 of $33.819 million.  For the year, the Company’s operating loss, net of the $33.819 million in impairments, was $27.658 million or negative ($3.05) basic and diluted earnings per share. This loss is compared to earnings of $.522 million, or $0.06 basic and diluted earnings per share for 2008.  The goodwill impairment is a non-cash charge to earnings, reducing goodwill and stated equity but has no effect on regulatory capital.  The Company remains well-capitalized.

Earnings for the fourth quarter ended December 31, 2009 were revised from a loss of $10.881 million, or negative ($1.20) basic and diluted earnings per share, to a loss of $27.488 million, or negative ($3.03) basic and diluted earnings per share after the goodwill write off.  The operating loss for the quarter, excluding the $16.772 million in goodwill write off, was $10.882 million or negative ($1.20) basic and diluted earnings per share.  This loss is compared to a loss of $4.300 million, or negative ($.47) basic and diluted earnings per share for the fourth quarter of 2008.  The fourth quarter loss was largely due to real estate loan impairments and write downs of other real estate.

The fourth quarter, 2009 fall in First M&F’s stock price, the continuing stress on the Company’s real estate loan portfolio and general economic conditions were all contributing indicators that goodwill might be impaired. The completion of a December 31 test did find goodwill impaired.  Mr. Hugh S. Potts, Jr., Chairman and CEO, commented, “As was the case in the first quarter, the write off of goodwill does not affect cash flow, liquidity or regulatory capital.  Neither the strength of the Company nor future prospects is affected at all.  The impairment is a non-cash charge but is in keeping with conservative financial principles.”  Mr. Potts further commented, “Our capital is strong.  Our deposits and depositors remain secure.  Our outlook for the future is one of enthusiasm and steadfastness.”  Mr. Potts concluded by saying, “2009 results reflect much progress in getting beyond our real estate-related credit issues and clearing intangible assets from the balance sheet, both of which make future prospects more positive.”

About First M&F Corporation

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 33 communities in Mississippi, Alabama, Tennessee and Florida.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

First M&F Corporation
Condensed Consolidated Statements of Condition (Unaudited)
(In thousands, except share data)
	December 31	December 31
	2009	2008
Cash and due from banks	42,446	47,738
Interest bearing bank balances	84,810	6,556
Federal funds sold	70,000	9,350
Securities available for sale (cost of
$280,470 and $223,882)	284,550	227,145
Loans held for sale	10,266	7,698

Loans	1,058,340	1,176,595
Allowance for loan losses	24,014	24,918
Net loans	1,034,326	1,151,677

Bank premises and equipment	42,919	44,642
Accrued interest receivable	7,598	9,832
Other real estate	23,578	11,061
Goodwill	-	32,572
Other intangible assets	5,439	7,127
Other assets	57,036	41,467
Total assets	1,662,968	1,596,865

Non-interest bearing deposits	228,579	178,689
Interest bearing deposits	1,159,684	1,082,698
Total deposits	1,388,263	1,261,387

Federal funds and repurchase agreements	8,642	9,728
Other borrowings	122,510	151,547
Junior subordinated debt	30,928	30,928
Accrued interest payable	2,933	3,537
Other liabilities	5,062	3,770
Total liabilities	1,558,338	1,460,897

Preferred stock, 30,000 shares issued and outstanding	28,838	-
Common stock, 9,069,346 and 9,063,346
shares issued & outstanding	45,347	45,317
Additional paid-in capital	31,926	30,447
Nonvested restricted stock awards	734	780
Retained earnings	(2,595)	60,133
Accumulated other comprehensive income	379	(727)
Total First M&F Corp equity	104,629	135,950
Noncontrolling interests in subsidiaries	1	18
Total equity	104,630	135,968
Total liabilities & equity	1,662,968	1,596,865

First M&F Corporation and Subsidiary
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except share data)
	Three Months Ended December 31		Twelve Months Ended December 31
	2009	2008	2009	2008
Interest and fees on loans	16,635	19,327	66,782	81,487
Interest on loans held for sale	86	58	278	299
Taxable investments	2,213	2,130	9,531	9,023
Tax exempt investments	488	557	2,105	2,164
Federal funds sold	34	38	95	182
Interest bearing bank balances	30	13	42	133
Total interest income	19,486	22,123	78,833	93,288

Interest on deposits	5,452	7,119	23,701	32,255
Interest on fed funds and repurchase agreements	14	68	97	327
Interest on other borrowings	1,329	1,682	5,449	6,717
Interest on subordinated debt	504	505	1,992	1,993
Total interest expense	7,299	9,374	31,239	41,292

Net interest income	12,187	12,749	47,594	51,996
Provision for possible loan losses	15,761	10,684	49,601	19,734
Net interest income (expense) after loan loss	(3,574)	2,065	(2,007)	32,262

Service charges on deposits	2,838	2,927	10,976	11,692
Mortgage banking income	395	188	1,823	1,202
Agency commission income	856	934	3,881	4,125
Fiduciary and brokerage income	117	132	489	585
Other income	622	650	3,174	3,521
Other-than-temporary impairment on securities, net of
$1,503 and $2,715 charged to other comprehensive
income	(417)	-	(829)	-
Gains on AFS securities	14	1	456	6
Total noninterest income	4,425	4,832	19,970	21,131

Salaries and employee benefits	6,748	6,761	28,314	28,954
Net occupancy expense	1,306	1,095	4,614	4,210
Equipment expenses	682	923	2,877	3,594
Software and processing expenses	440	597	1,898	2,072
FDIC insurance assessments	711	325	3,276	575
Foreclosed property expenses	4,493	1,106	7,283	1,913
Goodwill impairment	16,772	-	32,572	-
Intangible asset amortization and impairment	107	121	1,688	485
Other expenses	3,617	3,313	13,350	12,481
Total noninterest expense	34,876	14,241	95,872	54,284

Net income (loss) before taxes	(34,025)	(7,344)	(77,909)	(891)
Income tax expense (benefit)	(6,715)	(2,991)	(18,104)	(1,436)
Net income (loss)	(27,310)	(4,353)	(59,805)	545
Net income (loss) attributable to noncontrolling interests	1	4	(6)	19
Net income (loss) attributable to First M&F Corp	(27,311)	(4,357)	(59,799)	526

Earnings Per Common Share Calculations:
Net income (loss) attributable to First M&F Corp	(27,311)	(4,357)	(59,799)	526
Dividends and accretion on preferred stock	436	-	1,464	-
Net income (loss) applicable to common stock	(27,747)	(4,357)	(61,263)	526
Earnings (loss) attributable to participating securities	(259)	(57)	(608)	4
Net income (loss) allocated to common shareholders	(27,488)	(4,300)	(60,655)	522

Weighted average shares (basic)	9,069,346	9,061,862	9,066,880	9,061,730
Weighted average shares (diluted)	9,069,346	9,061,862	9,066,880	9,062,384
Basic earnings (loss) per share	$(3.03)	$(0.47)	$(6.69)	$0.06
Diluted earnings (loss) per share	$(3.03)	$(0.47)	$(6.69)	$0.06

First M&F Corporation
Financial Highlights
	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	December 31	September 30	June 30	March 31
	2009	2009	2009	2009
Condensed Income Statements: (in thousands)

Interest income	19,486	19,926	19,160	20,261
Interest expense	7,299	7,628	7,895	8,417
Net interest income	12,187	12,298	11,265	11,844
Provision for loan losses	15,761	4,805	9,195	19,840
Noninterest revenues	4,425	5,381	4,976	5,188
Noninterest expenses	34,876	14,140	15,815	31,041
Net income (loss) before taxes	(34,025)	(1,266)	(8,769)	(33,849)
Income tax expense (benefit)	(6,715)	(1,137)	(3,660)	(6,592)
Noncontrolling interest	1	7	2	(16)
Net income (loss)	(27,311)	(136)	(5,111)	(27,241)
Preferred dividends	436	435	439	154
Net income (loss) applicable to common stock	(27,747)	(571)	(5,550)	(27,395)
Earnings (loss) attributable to participating securities	(259)	9	(52)	(306)
Net income (loss) allocated to common shareholders	(27,488)	(580)	(5,498)	(27,089)

Tax-equivalent net interest income	12,537	12,670	11,654	12,216

Earnings Excluding Effects of Intangible Asset
Write Offs: (in thousands)

Net income (loss)	(27,311)	(136)	(5,111)	(27,241)
Goodwill impairments	16,772	-	-	15,800
Other intangible asset impairments, net of taxes	-	-	-	781
Intangible asset amortization that would have been
incurred given no impairment write-offs, net of tax	(9)	(9)	(9)	-
Adjusted net income (loss)	(10,548)	(145)	(5,120)	(10,660)
Preferred dividends	436	435	439	154
Net income (loss) applicable to common stock	(10,984)	(580)	(5,559)	(10,814)
Earnings (loss) attributable to participating securities	(102)	2	(57)	(122)
Net income (loss) allocated to common shareholders	(10,882)	(582)	(5,502)	(10,692)

Weighted average shares (basic and diluted)	9,069,346	9,069,346	9,065,390	9,063,346
Earnings (loss) per share (basic and diluted)	(1.20)	(0.06)	(0.61)	(1.18)

First M&F Corporation
Financial Highlights

Historical Earnings Trends:		Earnings	Earnings
		Applicable to	Allocated to
		Common	Common
	Earnings	Stock	Shareholders	EPS
	(in thousands)	(in thousands)	(in thousands)	(diluted)
4Q 2009	(27,311)	(27,747)	(27,488)	(3.03)
3Q 2009	(136)	(571)	(580)	(0.06)
2Q 2009	(5,111)	(5,550)	(5,498)	(0.61)
1Q 2009	(27,241)	(27,395)	(27,089)	(2.99)
4Q 2008	(4,357)	(4,357)	(4,300)	(0.47)
3Q 2008	2,210	2,210	2,183	0.24
2Q 2008	(466)	(466)	(458)	(0.05)
1Q 2008	3,139	3,139	3,097	0.34
4Q 2007	3,561	3,561	3,517	0.38
3Q 2007	3,808	3,808	3,760	0.42
2Q 2007	3,535	3,535	3,492	0.38